UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 15, 2022
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Amendment No. 1 to the Second Amended and Restated Exempted Limited Partnership Agreement

On December 15, 2022, Greenlight Reinsurance, Ltd. (“Greenlight Re”) and Greenlight Reinsurance Ireland, Designated Activity Company (“GRIL”), each a wholly owned subsidiary of Greenlight Capital Re, Ltd. (the “Registrant” and, together with Greenlight Re and GRIL, “GLRE”), the Registrant (for limited purposes) and DME Advisors II, LLC (together with GLRE, the “Parties”), general partner of Solasglas Investments, LP (“SILP”), executed that certain Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Exempted Limited Partnership Agreement, dated as of January 7, 2021 and effective as of January 1, 2021 (the “Second Restated Agreement”). Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Second Restated Agreement, as amended.

The Amendment amends and restates in its entirety the defined term “Additional Investment Ratio” to mean a ratio where (x) the numerator is the product of (a) 0.60 (the “Investment Cap”) multiplied by (b) the GLRE Surplus, and (y) the denominator is the sum of the Capital Account of each of Greenlight Re and GRIL, effective as of January 1, 2023.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety to the Amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1
Amendment No. 1, dated as of December 15, 2022, to the Second Amended and Restated Exempted Limited Partnership Agreement of Solasglas Investments, LP, between DME Advisors II, LLC, as General Partner, Greenlight Reinsurance, Ltd., Greenlight Reinsurance Ireland, Designated Activity Company, Greenlight Capital Re, Ltd. and the initial limited partner, dated as of January 7, 2021 and effective as of January 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Neil Greenspan
Name:	Neil Greenspan
Title:	Chief Financial Officer
Date:	December 20, 2022